UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 12, 2004


                          BONUSAMERICA WORLDWIDE CORP.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                            333-86982                75-3026459
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(State or other jurisdiction     (Commission             (IRS Employer
of incorporation post-merger)     File Number)            Identification No.)


            834 S. Broadway, 5th Floor, Los Angeles, California 90014
              ----------------------------------------------------
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code:778-881-0939

                              Longbow Mining Corp.
             186 Stevens Drive, West Vancouver, B.C. Canada V7S 1C4
                                 (778) 881-0939
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              (Former name, former address and former fiscal year,
                          if changed since last report)


Total number of pages in this document: 4

                                TABLE OF CONTENTS


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT....................................2

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS................................2

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP..........................................2

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.......................2

ITEM 5.   OTHER EVENTS........................................................2

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF
              NEW DIRECTORS...................................................2

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS ..................................2

ITEM 8.  CHANGE IN FISCAL YEAR................................................2

ITEM 9.  REGULATION FD DISCLOSURE.............................................3

ITEM 10.  AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
PROVISION OF THE CODE OF ETHICS...............................................3

ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS.........................................................................3

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.......................3

SIGNATURES....................................................................3

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Not Applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.


ITEM 3.  BANKRUPCTY OR RECEIVERSHIP

Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.


ITEM 5.  OTHER EVENTS.

At a special meeting of the Board of Directors of Longbow Mining Corp., a Nevada corporation, on May 12, 2004, the Board unanimously approved the following actions:

          a. The name of the Company be changed to BonusAmerica Worldwide Corp.; and

          b. The head office be changed to 834 S. Broadway, 5th Floor, Los Angeles, California 90014.


ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

Fred Tse resigned as President, CEO and Director effective May 12, 2004. Michael Mak was appointed to the position of President and CEO and elected a Director on May 12, 2004. Mr. Carson Kwong was elected as a Director on May 12, 2004.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)  Financial Statements

              Not Applicable.

         (b)  Exhibits

              3.1      Amended Articles of Incorporation

ITEM 8.  CHANGE IN FISCAL YEAR

Not Applicable.


ITEM 9.  REGULATION FD DISCLOSURE

Not Applicable.


ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not Applicable.


ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S
EMPLOYEE BENEFIT PLANS

Not Applicable.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                          BONUSAMERICA WORLDWIDE CORP.
                         ------------------------------
                                  (Registrant)

Dated: May 21, 2004
                            /s/Michael Mak
                         ------------------------------
                             Michael Mak, President

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